Cornerstone Bancshares, Inc. Reports Positive Earnings for Fourth Quarter of 2013

CHATTANOOGA, Tenn. – January 28, 2014 -- (PR Newswire) Cornerstone Bancshares, Inc. (“Cornerstone”; OTC Bulletin Board: CSBQ; CSBQP), holding company of Cornerstone Community Bank (“Bank”), today announced net income of $403,000 for the fourth quarter of 2013 and $1.68 million for the year, which represents an increase of 20 percent over 2012. This marks the twelfth consecutive quarter of positive earnings for Cornerstone.

Other financial highlights year-over-year include:

•	20% increase in net income

•	4.5% increase in loans

•	36% decrease in foreclosed assets

•	40% decrease in nonaccruals

•	10% increase in core transactional deposits

“We are extremely pleased with this solid performance for the year,” said Cornerstone’s President and CEO Frank Hughes. “The Bank continued to make steady progress in earnings and was able to use some of its revenue to accelerate the disposition of OREO (other real estate owned).”

Based on its positive quarterly earnings, Cornerstone was able to continue paying its Preferred Stock dividend all four quarters of 2013.

“At this new juncture of a new year, we anticipate continued improvement in asset quality and another strong year of OREO reduction,” said Hughes. “Our focus will remain on taking care of our customers and delivering the greatest return on investment for all of our shareholders.”

Founded in 1996, Cornerstone is a single-bank holding company, with $432 million in assets, serving the Chattanooga, Tennessee MSA, with five full-service branch locations throughout Chattanooga. Locally owned and operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks.

Contact: Frank Hughes, Cornerstone President & CEO, 423-385-3009

Cornerstone Bancshares, Inc. and Subsidiary
Fourth Quarter Financial Highlights
December 31, 2013 and 2012
(Unaudited)

(Amounts in thousands, except per common share data)	2013	2012	% Change
Balance Sheet Data at December 31
Total assets	$432,223	$443,446	(2.5)
Interest-earning assets	406,708	411,629	(1.2)
Loans	289,440	276,992	4.5
Foreclosed assets	12,926	20,332	(36.4)
Deposits	341,414	344,881	(1.0)
Other interest-bearing liabilities	49,714	56,762	(12.4)
Shareholders' equity	40,134	40,889	(1.8)
Loan to deposit ratio	84.78%	80.32%	5.5
Tier 1 leverage ratio (Bank, est)	8.56%	8.37%	2.3
Total risk-based capital ratio (Bank, est)	13.10%	12.91%	1.5
Outstanding common shares	6,547	6,500	0.7
Book value per common share	$3.86	$4.01	(3.9)
Tangible book value per common share	$3.86	$4.01	(3.9)
Market value per common share as of December 31	$2.37	$2.29	3.5

Loan Quality Data
Nonaccruing loans	3,566	6,005	(40.6)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	3,238	1,689	91.7
Allowance for loan losses	3,203	6,141	(47.8)
Allowance for loan losses to total loans	1.11%	2.22%
Nonperforming assets to total assets	3.82%	5.94%

Performance Data for the Year
Net income	$1,681	$1,402	19.9
Return on average assets	0.39%	0.34%
Return on average equity	4.12%	3.78%
Net interest margin	3.80%	3.85%
Per common share data:
Net income – basic	$0.02	$0.02
Net income – diluted	$0.02	$0.02
Common dividends	$-	$-
Preferred dividends & accretion per common	$0.24	$0.20
Average shares (000s):
Basic common stock	6,547	6,500
Diluted common stock	6,662	6,523
Preferred stock (actual)	600	600

Cornerstone Bancshares, Inc. and Subsidiary
Quarterly Earnings Summary

	(Unaudited)
	2013				2012	Q4-13 /
	Fourth	Third	Second	First	Fourth	Q4-12
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,190	$4,294	$4,079	$4,142	$4,718	(11.2)
Securities and interest-bearing deposits at other financial institutions	315	457	482	440	440	(28.5)
Federal funds sold and other earning assets	8	10	15	21	16	(50.5)
Total interest income	4,513	4,761	4,576	4,603	5,174	(12.8)
Interest expense
Deposits	487	563	587	603	673	(27.6)
Short-term borrowings	18	21	17	18	17	3.1
FHLB advances and other borrowing	267	285	316	341	391	(31.9)
Total interest expense	772	869	920	962	1,081	(28.6)
Net interest income	3,741	3,892	3,656	3,641	4,093	(8.6)
Provision for losses	-	-	-	300	330	(100.0)
Net interest income after the
provision for loan losses	3,741	3,892	3,656	3,341	3,763	(0.6)
Noninterest income
Customer service fees	213	218	202	188	201	5.9
Other noninterest income	13	13	19	18	13	2.4
Gain on sale of assets	391	39	477	149	27	1,348.1
Total noninterest income	617	270	698	355	241	156.0
Noninterest expense
Salaries and employee benefits	1,716	1,619	1,623	1,597	1,600	7.3
Net occupancy and equipment	324	334	340	337	408	(20.7)
Depository insurance	162	162	161	160	121	33.9
Foreclosed asset expense (1)	693	382	798	129	156	344.2
Other operating expense	810	967	780	752	1,192	(32.0)
Total noninterest expense	3,705	3,464	3,702	2,975	3,477	6.6
Income before income taxes	653	698	652	721	527	24.0
Income tax expense	250	268	256	269	156	60.0
Net income	$403	$430	$396	$452	$371	8.6

Preferred stock dividends & accretion on preferred stock discount	392	393	393	393	393	(0.2)

Net income available to common	11	36	3	59	(22)	(152.0)

Net income per common share:
Basic	$0.00	$0.01	$0.00	$0.01	$0.00	-
Diluted	$0.00	$0.01	$0.00	$0.01	$0.00	-
Average basic shares	6,547	6,547	6,547	6,547	6,500	0.7
Average common diluted shares	6,662	6,693	6,671	6,671	6,503	2.4
Performance Ratios
Return on average equity	3.98%	4.25%	4.22%	4.40%	3.81%	4.4
Return on average assets	0.38%	0.40%	0.38%	0.42%	0.35%	7.1
Net interest margin	3.76%	3.89%	3.70%	3.79%	4.21%	(10.7)
Average equity	40,487	40,382	37,501	41,135	38,926	4.0
Average assets	426,660	431,068	418,443	426,827	420,608	1.4
Average interest-earning assets	398,174	400,539	389,458	395,921	391,197	1.8

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary
Loan Loss Allowance and Asset Quality Review

	2013				2012
	Fourth	Third	Second	First	Fourth
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$3,159	$5,095	$5,669	$6,141	$5,280
Provision for loan losses	-	-	-	300	330
Net charge-offs	44	(1,936)	(574)	(772)	531
Balance at end of period	$3,203	$3,159	$5,095	$5,669	$6,141

As a % of loans	1.11%	1.11%	1.85%	2.08%	2.22%
As a % of nonperforming loans	89.81%	77.13%	74.02%	89.07%	102.26%
As a % of nonperforming assets	19.42%	16.61%	19.79%	20.60%	23.32%

Net charge-offs as a % of loans (a)	-0.06%	2.73%	0.83%	1.13%	-0.77%

Risk element assets
Accruing troubled debt restructured	$4,251	$3,121	$3,465	$5,442	$5,316
Loans past due 30-89 days	$2,250	$1,659	$5,111	$4,032	$6,594

Nonaccruing loans	$3,566	$4,095	$6,883	$6,364	$6,005
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$3,566	$4,095	$6,883	$6,364	$6,005
Foreclosed assets (b) (c)	$12,926	$14,924	$18,867	$21,159	$20,332
Total nonperforming assets	$16,492	$19,019	$25,750	$27,523	$26,337

Nonperforming loans as a % of loans	1.23%	1.44%	2.49%	2.33%	2.17%
Nonperforming assets as a % of loans
and foreclosed assets	5.45%	6.36%	8.73%	9.37%	8.86%

Total loans	289,440	284,181	276,062	272,550	276,992

(a) Annualized
(b) Properties sold during 4th Q 2013	$1,427
(c) Properties under contract to sell	$1,017

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Three months ended
	December 31
(Amounts in thousands)
Assets	2013			2012
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$286,003	$4,190	5.81%	$276,694	$4,718	6.76%
Investment securities	99,065	315	1.41%	82,917	440	2.41%
Other earning assets	13,106	8	0.23%	31,586	16	0.21%
Total earning assets	398,174	$4,513	4.53%	391,197	$5,174	5.31%
Allowance for loan losses	(3,045)			(5,530)
Cash and other assets	31,531			34,941
TOTAL ASSETS	$426,660			$420,608

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$25,363	$9	0.14%	$26,355	$21	0.32%
Savings deposits	14,149	5	0.15%	11,059	9	0.34%
MMDA's	74,607	73	0.39%	66,838	117	0.69%
Time deposits	160,824	400	0.99%	176,882	525	1.18%
Federal funds purchased and securities
sold under agreements to repurchase	21,184	18	0.33%	18,343	17	0.37%
Federal Home Loan Bank and other borrowings	33,095	267	3.20%	37,175	392	4.18%
Total interest-bearing liabilities	329,222	772	0.93%	336,652	1,081	1.27%
Net interest spread		$3,741	3.60%		$4,093	4.04%
Noninterest-bearing demand deposits	55,398			43,662
Accrued expenses and other liabilities	1,553			1,368
Shareholders' equity	40,487			38,926
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$426,661			$420,608
Net yield on earning assets			3.76%			4.21%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		37			63
Total adjustment		37			63

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Twelve months ended
	December 31
(Amounts in thousands)
Assets	2013			2012
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$278,975	$16,705	5.99%	$268,828	$17,289	6.43%
Investment securities	98,108	1,694	1.94%	89,587	2,004	2.53%
Other earning assets	20,749	54	0.26%	27,010	60	0.22%
Total earning assets	397,832	$18,453	4.69%	385,425	$19,353	5.09%
Allowance for loan losses	(4,547)			(6,140)
Cash and other assets	35,409			35,756
TOTAL ASSETS	$428,694			$415,041

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$26,196	$55	0.21%	$26,483	$87	0.33%
Savings deposits	12,718	27	0.22%	10,504	38	0.36%
MMDA's	76,194	392	0.51%	52,454	422	0.80%
Time deposits	165,748	1,766	1.07%	187,733	2,471	1.32%
Federal funds purchased and securities
sold under agreements to repurchase	22,041	74	0.34%	21,312	94	0.44%
Federal Home Loan Bank and other borrowings	31,634	1,209	3.82%	39,282	1,673	4.26%
Total interest-bearing liabilities	334,531	3,523	1.05%	337,768	4,785	1.42%
Net interest spread		$14,930	3.64%		$14,568	3.67%
Noninterest-bearing demand deposits	51,614			39,936
Accrued expenses and other liabilities	1,785			222
Shareholders' equity	40,764			37,115
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$428,694			$415,041
Net yield on earning assets			3.80%			3.85%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		205			260
Total adjustment		205			260

Cornerstone Bancshares, Inc. and Subsidiary
Loan Stratification

	2013		2012
	Fourth	% of	Fourth	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$65,765	22.7	$58,425	21.1	12.6
Non-owner occupied	64,053	22.1	66,468	24.0	(3.6)
Multi-family real estate	8,249	2.9	8,508	3.1	(3.0)
1-4 family construction	10,832	3.7	6,937	2.5	56.2
Commercial land and lot development	25,254	8.7	25,551	9.2	(1.2)
Total non-residential real estate	174,153	60.1	165,889	59.9	5.0
Residential real estate
First mortgage - 1-4 family	47,931	16.6	44,145	15.9	8.6
Second mortgage - 1-4 family	1,960	0.7	3,348	1.2	(41.5)
Home equity lines	18,175	6.3	15,194	5.5	19.6
Total residential real estate	68,066	23.6	62,687	22.6	8.6
Total real estate loans	242,219	83.7	228,576	82.5	6.0

Commercial	37,221	12.9	38,101	13.8	(2.3)
Agricultural & other	7,493	2.6	8,378	3.0	(10.6)
Consumer	2,507	0.9	1,937	0.7	29.4
Total loans, net of unearned fees	$289,440	100.0	$276,992	100.0	4.5

CORNERSTONE BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
December 31, 2013 and 2012

	Unaudited
	2013	2012

ASSETS

Cash and due from banks	$2,149,467	$3,222,139
Interest-bearing deposits at other financial institutions	22,702,270	56,173,099

Total cash and cash equivalents	24,851,737	59,395,238
Securities available for sale	92,208,672	76,096,646
Securities held to maturity (fair value approximates
$34,909 at 2013 and $46,212 at 2012)	34,165	45,086
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of
$3,203,158 in 2013 and $6,141,281 in 2012	286,236,578	270,850,465
Bank premises and equipment, net	4,992,449	5,399,340
Accrued interest receivable	977,925	1,213,778
Foreclosed assets	12,925,748	20,332,313
Other assets	7,673,179	7,790,634

Total assets	$432,223,353	$443,446,400

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$75,206,540	$60,053,838
Interest-bearing demand deposits	24,563,987	30,178,624
Savings deposits and money market accounts	86,329,930	80,994,239
Time deposits	155,313,920	173,653,892

Total deposits	341,414,377	344,880,593

Accrued interest payable	82,320	120,558
Federal funds purchased and securities sold under
agreements to repurchase	22,974,117	19,587,387
Federal Home Loan Bank advances and other borrowings	26,740,000	37,175,000
Other liabilities	878,811	794,026

Total liabilities	392,089,625	402,557,564
Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized;
600,000 shares issued and outstanding in 2013 and 2012	14,892,927	14,821,546
Common stock - $1.00 par value; 20,000,000 shares
authorized in 2013 and 2012;
6,709,199 shares issued in 2013 and 2012;
6,547,074 and 6,500,396 shares outstanding in 2013 and 2012	6,547,074	6,500,396
Additional paid-in capital	21,549,883	21,390,486
Accumulated deficit	(3,099,451)	(3,274,986)
Accumulated other comprehensive income	243,295	1,451,394

Total stockholders' equity	40,133,728	40,888,836

Total liabilities and stockholders' equity	$432,223,353	$443,446,400

The Notes to Consolidated Financial Statements are an integral part of these statements.

CORNERSTONE BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
Years Ended December 31, 2013, 2012, and 2011

	Unaudited
	2013	2012	2011
INTEREST INCOME
Loans, including fees	$16,705,237	$17,288,855	$18,128,907
Securities and interest-bearing deposits at other financial institutions	1,694,292	2,003,620	2,311,690
Federal funds sold	53,502	60,404	53,139

Total interest income	18,453,031	19,352,879	20,493,736

INTEREST EXPENSE
Time deposits	1,766,237	2,471,135	3,767,582
Other deposits	473,921	546,812	424,387
Federal funds purchased and securities
sold under agreements to repurchase	73,903	94,402	125,538
Federal Home Loan Bank advances and other borrowings	1,208,490	1,672,478	2,044,361

Total interest expense	3,522,551	4,784,827	6,361,868

Net interest income before provision for loan losses	14,930,480	14,568,052	14,131,868

Provision for loan losses	300,000	430,000	445,000

Net interest income after provision for loan losses	14,630,480	14,138,052	13,686,868

NONINTEREST INCOME
Customer service fees	821,072	803,251	868,935
Other noninterest income	62,457	64,519	71,542
Net gains from sale of securities	652,421	-	107,413
Net gains from sale of loans and other assets	403,569	151,710	134,997

Total noninterest income	1,939,519	1,019,480	1,182,887

NONINTEREST EXPENSES
Salaries and employee benefits	6,555,059	6,327,226	6,117,063
Net occupancy and equipment expense	1,335,126	1,447,204	1,431,863
Depository insurance	644,918	803,902	1,052,591
Foreclosed assets, net	2,001,755	1,100,670	1,922,988
Other operating expenses	3,309,532	3,498,867	3,126,998

Total noninterest expenses	13,846,390	13,177,869	13,651,503

Income before income tax expense	2,723,609	1,979,663	1,218,252

Income tax expense	1,042,800	577,600	188,200

Net income	1,680,809	1,402,063	1,030,052

Preferred stock dividend requirements	1,500,000	1,229,780	651,119
Accretion on preferred stock discount	71,381	63,924	36,718

Net income available to common stockholders	$109,428	$108,359	$342,215

EARNINGS PER COMMON SHARE
Basic	$0.02	$0.02	$0.05
Diluted	0.02	0.02	0.05

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the year ended December 31, 2013

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Accumulated	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2012	$14,821,546	$6,500,396	$21,390,486	$(3,274,986)	$1,451,394	$40,888,836

Stock compensation expense	-	-	129,056	-	-	129,056

Issuance of common stock	-	46,678	30,341	-	-	77,019

Preferred stock dividends	-	-	-	(1,433,893)	-	(1,433,893)

Accretion on preferred stock	71,381	-	-	(71,381)	-	-

Net income	-	-	-	1,680,809	-	1,680,809

Unrealized holding losses on securities available
for sale, net of reclassification adjustment and taxes	-	-	-	-	(1,208,099)	(1,208,099)

BALANCE, December 31, 2013	$14,892,927	$6,547,074	$21,549,883	$(3,099,451)	$243,295	$40,133,728

The Notes to Consolidated Financial Statements are an integral part of these statements.